SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)______January 7, 2004_____________

_____Corning Natural Gas Corporation______________________________________________

(Exact name of registrant as specified in its charter)
_____New York_____________________0-643_______________16-0397420______________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

_____330 W William Street, PO Box 58, Corning, NY 14830_____________________________

(Address of principal executive offices)

_____(607) 936-3755____________________________________________________________

(Registrants telephone number, including area code)

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Item 4. Changes in Registrants Certified Accountant.

The Companys outside accounting firm that audits the Companys financial statements, Deloitte & Touche LLP ("D&T") was dismissed effective January 7, 2004. D&Ts report on the Companys financial statements for each of the last two years did not contain an adverse opinion, or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to dismiss D&T was approved by the Audit Committee of the Board of Directors.

During the Companys last two fiscal years and since the conclusion of the Companys most recently completed fiscal year on September 30, 2003 there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

In connection with the audit for the Companys most recent fiscal year, D&T did advise the Company that with respect to internal controls that could adversely affect the Companys ability to record, process, summarize, and report financial data, the Companys computer access structure allows some employees to access modules that are not considered necessary for them to perform their job description. Such access structure is now being reviewed for modification if necessary.

During the Companys last two fiscal years and since the conclusion of the Companys most recently completed fiscal year on September 30, 2003, except for the advice described in the preceding sentence, D&T did not advise the Company of any of the following:

    that the internal controls necessary of the registrant to develop reliable financial statements do not exist;

    that information has come to the accountants attention that has led it to no longer be able to rely on managements representations, or that has made it unwilling to be associated with the financial statements prepared by management;

    of the need to expand significantly the scope of its audit, or that information has come to the accountants attention during the time period referenced above, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on managements representations or be associated with the registrants financial statements, and or (iii) would prevent it from rendering an unqualified audit report on those financial statements.

No new independent accountant has yet been engaged to audit the Companys financial statements subsequent to the Companys dismissal of D&T.

SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORNING NATURAL GAS CORPORATION
---------------------------------------------------------
(Registrant)
Date: January 9, 2004	/s/ Kenneth J. Robinson
Kenneth J. Robinson, Executive Vice President

Date: January 9, 2004	/s/ Thomas K. Barry
Thomas K. Barry, Chairman of the Board,
President and Chief Executive Officer